EXHIBIT 99.1

OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------------------------------------              ----------------------------------------
In Re:                                                                                      DEBTOR IN POSSESSION OPERATING REPORT
                                                                                            ----------------------------------------
FREEREALTIME.COM, INC.
26880 Laguna Hills Dr., Suite 200                                                           Report Number: 01
Aliso Viejo, CA  92656                                    Debtor
                                                                                            For the Period From: 4/25/01
Chapter 11 Case No:                                       SA01-13495JR                      For the Period To: 4/30/01
-------------------------------------------------------------------------------             ----------------------------------------

1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                          $     38,619.67
         Less: Sales Returns and Discounts                                  -
            Net Sales                                                             $        38,619.67
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                        -
         Add: Purchases                                                     -
         Less: Ending Inventory at Cost                                     -
            Cost of Goods Sold                                                             58,163.92
                                                                                  -------------------
                Gross Profit                                                                          $ (19,544.25)
                Other Operating Revenues (Specify)                                                               -
         Less: Operating Expenses:
         Officer Compensation                                        2,750.00
         Salaries and Wages - Other Employees                       14,507.68
                                                              ----------------
            Total Salaries and Wages                                                       17,257.68
            Employees Benefits and Pensions                                                   767.50
         Payroll Taxes                                               1,311.06
         Real Estate Taxes                                                  0
         Federal and State Income Taxes                                     -
                                                              ----------------
            Total Taxes                                                                     1,311.06
         Rent and Lease Exp (Real and Personal Prop)                10,390.10
         Interest Expense (Mortgage, Loan, etc)                        750.18
         Insurance                                                  16,109.46
         Automobile Expense                                                 0
         Utilites (gas, electricity, water, telephone, etc)            421.23
         Depreciation and Amortization                               6,514.00
         Repairs and Maintenance                                            0
         Advertising                                                        0
         Supplies, Office Expenses, Photocopies, etc                   613.70
         Bad Debts                                                          -
         Miscellaneous Operating Expenses (specify)                         -
                                                              ----------------
                                                                                           34,798.67
                                                                                  -------------------
             Total Operating Expenses                                                                    54,134.91
                                                                                                     --------------
                    Net Gain/Loss from Business Operations                                              (73,679.16)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                                                          -
          Other Non-Operating Revenues (Specify)                                                   -
          Gross Proceeds on Sale of Assets                                  -
          Less: Original Cost of Assets plus Expenses of Sale               -
              Net Gain/Loss on Sale of Assets                                                      -
                                                                                  -------------------
          Total Non-Operating Income                                                                             -
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Specify) Legal                                       1,844.00
          Other Non-Operating Expenses (Specify)                                                   -
                                                                                  -------------------
          Total Non-Operating Expenses                                                                    1,844.00
                                                                                                     --------------

  NET INCOME/LOSS FOR PERIOD                                                                         $  (75,523.16)
                                                                                                     ==============

2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                              ------------------------------------------
                                               Accounts Payable    Net Accts Receivable
                                              ------------------------------------------
    Current              Under 30 Days                $ 88,316.02         $           -
    Overdue              31-60 Days                   $         -         $           -
    Overdue              61-90 Days                   $         -         $  206,097.68
    Overdue              91-120 Days                  $         -         $           -
    Overdue              Over 121 Days                $         -         $  552,914.92
                                              -----------------------------------------
    TOTAL                                             $ 88,316.02         $  759,012.60
                                              -----------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors: N/A

------------------------------------------------------------------------------------------------------------
                                Frequency of                               Next          Post-Petition
                                Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor         Contract/Lease      Payment                Due           Number/Amount $
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------

*Explanation for Non-Payment:



4.  Tax Liability:
              Gross Payroll Expense for the Period:              $ 17,257.68
              Gross Sales for Period Subject to Sales Tax:       $         0

                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                                                          $  5,167.19
        State Payroll and Withholding Taxes                                                                 915.89
        State Sales and Use Taxes
        Real Property Taxes
                                                          ---------------------------------------------------------

*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5.  Insurance Coverage:  SEE ATTACHED

                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation                 KRM Risk Mngmt                                           4-01
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other

6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have en authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                             Type of       Total Post-Petition
          Name of Professional            Professional         Amount Unpaid
--------------------------------------------------------------------------------
Latham & Watkins                            Attorney             $ 1,844.00


8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
       N/A


9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter) N/A

     Quarterly            Total                                                       Quarterly
      Period          Disbursements     Quarterly      Date     Amount       Check    Fee Still
      Ending           For Quarter         Fee         Paid      Paid         No.       Owing
----------------------------------------------------------------------------------------------------
                     $                  $                       $                     $





I, Michael Neufeld, CFO, /s/ Michael Neufeld declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:  5/21/01                             /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee

Insurance Policies

DIRECTORS & Officers Liability Insurance
----------------------------------------
Name of Insurer:              National Union Fire Ins Co
Policy #                         4732296
Coverage:                     Liability - $4 million, Retention - $250,000, Crisis Loss - $50,000
Expiration Date:                 8/15/01
Monthly bill:                 $12,403.32 *


PROFESSIONAL LIABILITY/E&O Insurance
------------------------------------
Name of Insurer:              Evanston Insurance Co.
Policy #                      EO805654
Coverage:                     Liability - $4.2 million, $2,500 deductible
Expiration Date:                 8/15/01
Monthly bill:                 $ 1,538.08 *


WORKER'S COMPENSATION
---------------------
Name of Insurer:              Clarendon National Ins Co.
Policy #                      01KR00253
Coverage:                     Liability - $1 million
Expiration Date:                 12/1/01
Monthly bill:                 $ 3,198.55 *


GENERAL LIABILITY & PROPERTY INSURANCE
--------------------------------------
Name of Insurer:              Chubb Custom Ins Co.
Policy #                       7949-12-09
Coverage:
Expiration Date:                 1/19/02
Monthly bill:                 $ 3,063.37 *


MEDICAL INSURANCE
-----------------
Name of Insurer:              Blue Shield of California
Policy #                      H52525 & 942816
Expiration Date:                 12/31/01
Monthly bill:                 Varies based on number of employees


DENTAL INSURANCE
----------------
Name of Insurer:              Guardian Dental
Policy #                        355311
Expiration Date:                12/31/01
Monthly bill:                 Varies based on number of employees



* Policy also covers certain wholly-owned subsidiaries of FreeRealTime.com for which the company is reimbursed a portion of the monthly premium from those subsidiaries.

OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------------------------------------             -----------------------------------------
In Re:                                                                                     DEBTOR IN POSSESSION OPERATING REPORT
                                                                                           -----------------------------------------
FreeRealTime.com, Inc. - Canada
26880 Laguna Hills Dr., Suite 200                                                          Report Number: 01
Aliso Viejo, CA  92656                                    Debtor
                                                                                           For the Period From: 4/25/01
Chapter 11 Case No:                                       SA01-134957R                     For the Period To: 4/30/01
------------------------------------------------------------------------------             -----------------------------------------


1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                      $                 -
         Less: Sales Returns and Discounts                                  -
            Net Sales                                                       -   $                  -
         Less: Cost of Goods Sold:                                          -
         Beginning Inventory at Cost                                        -
         Add: Purchases                                                     -
         Less: Ending Inventory at Cost                                     -
            Cost of Goods Sold                                              -                      -
                                                                                ---------------------
                Gross Profit                                                -                          $         -
                Other Operating Revenues (Specify)                          -                                    -
         Less: Operating Expenses:                                          -
         Officer Compensation                                               0
         Salaries and Wages - Other Employees                        3,785.50
                                                          --------------------
            Total Salaries and Wages                                        -               3,785.50
            Employees Benefits and Pensions                                 -                      0
         Payroll Taxes                                                 163.83
         Real Estate Taxes                                                  0
         Federal and State Income Taxes                                     -
                                                          --------------------
            Total Taxes                                                     -                 163.83
         Rent and Lease Exp (Real and Personal Prop)                        0
         Interest Expense (Mortgage, Loan, etc)                             -
         Insurance                                                          -
         Automobile Expense                                                 0
         Utilities (gas, electricity, water, telephone, etc)                -
         Depreciation and Amortization                               5,708.00
         Repairs and Maintenance                                            0
         Advertising                                                        0
         Supplies, Office Expenses, Photocopies, etc                   387.09
         Bad Debts                                                          -
         Miscellaneous Operating Expenses (specify)                         -
                                                          --------------------
                                                                                            6,095.09
                                                                                ---------------------
             Total Operating Expenses                                       -                            10,044.42
                                                                                                       ------------
                    Net Gain/Loss from Business Operations                  -                           (10,044.42)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                                                          0
          Other Non-Operating Revenues (Specify)                                                   0
          Gross Proceeds on Sale of Assets                                  0
          Less: Original Cost of Assets plus Expenses of Sale               0
              Net Gain/Loss on Sale of Assets                                                      0
                                                                                ---------------------
          Total Non-Operating Income
                                                                                                       ------------
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Specify)                                                    0
          Other Non-Operating Expenses (Specify)                                                   0
                                                                                ---------------------
          Total Non-Operating Expenses
                                                                                                       ------------

  NET INCOME/LOSS FOR PERIOD                                                                           $(10,044.42)
                                                                                                       ============

2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                                                          -------------------------------------------
                                                             Accounts Payable    Net Accts Receivable
    Current              Under 30 Days                        $      78.66
    Overdue              31-60 Days
    Overdue              61-90 Days
    Overdue              91-120 Days
    Overdue              Over 120 Days
                                                          -------------------------------------------
    TOTAL                                                     $      78.66           $         0
                                                          -------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors: N/A

---------------------------------------------------------------------------------------------------------------------
                                        Frequency of                               Next          Post-Petition
                                        Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor                 Contract/Lease      Payment                Due           Number/Amount $
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

*Explanation for Non-Payment:


4.  Tax Liability:
              Gross Payroll Expense for the Period:                 $  3,785.50
              Gross Sales for Period Subject to Sales Tax:          $

                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                       4/26/01          1,379.87             $  0
        State Payroll and Withholding Taxes                         -                  -                     0
        State Sales and Use Taxes                                                                            0
        Real Property Taxes                                         -                  -                     0
                                                          ---------------------------------------------------------

*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.


5.  Insurance Coverage:  N/A

                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other

6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only) N/A

                                                Type of      Total Post-Petition
                  Name of Professional       Professional       Amount Unpaid
--------------------------------------------------------------------------------



8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business: N/A



9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter) N/A

     Quarterly            Total                                                       Quarterly
      Period          Disbursements     Quarterly      Date     Amount       Check    Fee Still
      Ending           For Quarter         Fee         Paid      Paid         No.       Owing
----------------------------------------------------------------------------------------------------
                     $                  $                       $                     $






I, Michael Neufeld, CFO, /s/ Michael Neufeld, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:  5/21/01                            /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee
                                cpp             ie             fed
mutlow         633.332             24.724         14.248         122.416
rajpar        2266.664                  0              0           720.4
nash              1750              74.74         39.376          516.66
ramsey            1000             40.492           22.5         241.424
                         totals   137.956         76.124

can           5649.996                       can               1814.98 total ee
us            3785.497                       us              1216.037

                              er tax         can             244.5296
                                             us              163.8348


                              total taxes paid               1379.871 us $